Exhibit 99.1

TKO COMPLETES ACQUISITION OF SPORTS ASSETS FROM ENDEAVOR

IMG, On Location, and PBR embolden TKO’s portfolio

NEW YORK and BEVERLY HILLS, CA (February 28, 2025) – TKO Group Holdings, Inc. (“TKO”) (NYSE: TKO), a premium sports and entertainment company, today announced the close of its acquisition of IMG, On Location, and Professional Bull Riders (“PBR”) from Endeavor Group Holdings, Inc. (“Endeavor”) (NYSE: EDR).

“These industry-leading businesses will strengthen our portfolio of world-class IP and capabilities, helping us further capitalize on the momentum of the growing sports and entertainment ecosystem,” said Mark Shapiro, President and COO of TKO. “By enhancing our expertise in sports rights, production, and premium events and experiences, we are better positioned to power the growth of UFC, WWE, and our extraordinary roster of partners.”

IMG is a leading global sports marketing agency servicing more than 200 rightsholders – including The R&A (The British Open), the All England Lawn Tennis Club (Wimbledon), and Major League Soccer (MLS) – across media rights, production, brand partnerships, digital content, and event management. On Location is a leading provider of premium hospitality and live experiences for more than 1,200 sporting events, including all premier NFL events, FIFA World Cup 26TM, and the Milano Cortina 2026 and Los Angeles 2028 Olympic Games. PBR is the world’s premier bull riding organization, promoting more than 200 global events annually.

TKO’s acquisition of IMG does not include businesses associated with the IMG brand in licensing, models, and tennis and golf representation, nor IMG’s full events portfolio, which remain part of Endeavor.

Advisors

Morgan Stanley & Co. LLC served as financial advisor to TKO. The Raine Group served as financial advisor and Latham & Watkins LLP served as legal advisor to Endeavor. Moelis & Company LLC served as financial advisor to TKO’s special committee and Skadden, Arps, Slate, Meagher & Flom LLP as legal advisor to TKO’s special committee.

About TKO

TKO Group Holdings, Inc. (NYSE: TKO) is a premium sports and entertainment company. TKO owns iconic properties including UFC, the world’s premier mixed martial arts organization; WWE, the global leader in sports entertainment; and PBR, the world’s premier bull riding organization. Together, these properties reach 210 countries and territories and organize more than 500 live events year-round, attracting more than three million fans. TKO also services and partners with major sports rights holders through IMG, an industry-leading global sports marketing agency; and On Location, a global leader in premium experiential hospitality. TKO is majority owned by Endeavor Group Holdings, Inc. (NYSE: EDR), a global sports and entertainment company.

About Endeavor

Endeavor (NYSE: EDR) is a global sports and entertainment company, home to many of the world’s most dynamic and engaging storytellers, brands, live events, and experiences. Endeavor specializes in talent representation through entertainment agency WME; full-service marketing through global cultural marketing agency 160over90; and sports data and technology through OpenBet. Endeavor is also the majority owner of TKO Group Holdings (NYSE: TKO), a premium sports and entertainment company comprising UFC, WWE, IMG, On Location, and PBR.

About IMG

IMG is a leading global sports marketing agency, specializing in media rights management and sales, multi-channel content production and distribution, brand partnerships, strategic consulting, digital services, and events management. It powers growth of revenues, fanbases and IP for more than 200 federations, associations, events, and teams, including the National Football League, English Premier League, International Olympic Committee, National Hockey League, Major League Soccer, ATP and WTA Tours, the AELTC (Wimbledon), Euroleague Basketball, CONMEBOL, DP World Tour, and The R&A, as well as UFC, WWE, and PBR. IMG is a subsidiary of TKO Group Holdings, Inc. (NYSE: TKO), a premium sports and entertainment company.

About On Location

On Location is a global leader in premium experiential hospitality, offering ticketing, curated guest experiences, live event production and travel management across sports, entertainment, fashion and culture. On Location provides unrivaled access for corporate clients and fans looking for official, immersive experiences at marquee events, including the Olympic and Paralympic Games, FIFA World Cup 2026, Super Bowl, NCAA Final Four, and more. An official partner and/or service provider to over 150 iconic rights holders, such as the IOC (the Milano Cortina 2026 and Los Angeles 2028 Olympic Games), FIFA, NFL, NCAA, UFC, WWE, and PGA of America, the company also owns and operates a number of its own unique experiences. On Location is a subsidiary of TKO Group Holdings, Inc. (NYSE: TKO), a premium sports and entertainment company.

About PBR

PBR is the world’s premier bull riding organization. More than 1,000 bull riders compete in more than 200 events annually across the televised PBR Unleash The Beast tour (UTB), which features the top bull riders in the world; the PBR Pendleton Whisky Velocity Tour (PWVT); the PBR Touring Pro Division (TPD); and the PBR’s international circuits in Australia, Brazil, and Canada. In 2022, PBR launched the nationally televised PBR Teams league—eight teams of the world’s best bull riders competing for a new championship expanding to 10 teams in 2024—as well as the PBR Challenger Series with more than 60 annual events nationwide. The organization’s digital assets include PBR RidePass on Pluto TV, which is home to Western sports. PBR is a subsidiary of TKO Group Holdings, Inc. (NYSE: TKO), a premium sports and entertainment company. For more information, visit PBR.com, or follow on Facebook at Facebook.com/PBR, X at X.com/PBR, and YouTube at YouTube.com/PBR.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. TKO and Endeavor intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the expected benefits of the transaction and TKO’s future financial and operational performance. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “contemplates,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. Any such forward-looking statement represents management’s expectations as of the date of this filing. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to the important factors discussed in the section entitled “Risk Factors” in TKO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Endeavor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as any such factors may be updated from time to time in TKO’s and Endeavor’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov, TKO’s investor relations site at investor.tkogrp.com and Endeavor’s investor relations site at investor.endeavorco.com, as applicable. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, neither TKO nor Endeavor undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Website Disclosure

Investors and others should note that TKO and Endeavor announce material financial and operational information to their respective investors using press releases, SEC filings and public conference calls and webcasts, as well as their Investor Relations sites at investor.tkogrp.com and investor.endeavorco.com, respectively. TKO and Endeavor may also use their websites as a distribution channel of material information. In addition, you may automatically receive email alerts and other information about TKO, UFC and WWE when you enroll your email address by visiting the “Investor Email Alerts” option under the Resources tab on investor.tkogrp.com and about Endeavor when you enroll your email address by visiting the “Investor Email Alerts” option under the Resources tab on investor.endeavorco.com.

Contacts

TKO

Investors: Seth Zaslow szaslow@tkogrp.com

Media: press@tkogrp.com

Endeavor

Investors: investor@endeavorco.com

Media: press@endeavorco.com